UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 28, 2014
Commission file number 001-11625

Pentair Ltd.
(Exact name of Registrant as specified in its charter)

Switzerland	98-1050812
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)
Freier Platz 10, 8200 Schaffhausen, Switzerland
(Address of principal executive offices)
Registrant’s telephone number, including area code: 41-52-630-48-00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
On January 28, 2014, Pentair Ltd. (the “Company”) issued a press release announcing its earnings for the fourth quarter of 2013 and a conference call in connection therewith. A copy of the release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
This press release refers to certain non-GAAP financial measures (adjusted operating income, adjusted operating margins, adjusted earnings per share, free cash flow and pro forma financial information) and a reconciliation of those non-GAAP financial measures to the corresponding financial measures contained in the Company’s financial statements prepared in accordance with generally accepted accounting principles.
The 2013 adjusted operating income, adjusted operating margins and adjusted earnings per share eliminate certain expenses incurred related to the merger with the Flow Control business of Tyco International Ltd. (“Tyco”), certain targeted restructuring activities, "mark-to-market" gain for pension and other post-retirement plans, impairments, certain expenses related to the proposed redomicile of the Company, gain on the sale of businesses, certain tax items and interest expense. The 2012 adjusted operating income, adjusted operating margins and adjusted earnings per share eliminate specific tax gains, certain expenses incurred related to the merger with the Flow Control business of Tyco ("Flow Control"), certain targeted restructuring activities, certain expenses incurred related to the adoption of “mark-to-market” accounting for pension and other post-retirement plans, impairments and debt extinguishment expense. Management utilizes these adjusted financial measures to assess the run-rate of its continuing operations against those of prior periods without the distortion of these factors. The Company believes that these non-GAAP financial measures will be useful to investors as well to assess the continuing strength of the Company’s underlying operations.
The Company uses free cash flow to assess its cash flow performance. The Company believes free cash flow is an important measure of operating performance because it provides the Company and its investors a measurement of cash generated from operations that is available to pay dividends and repay debt. In addition, free cash flow is used as criterion to measure and pay compensation-based incentives. The Company’s measure of free cash flow may not be comparable to similarly titled measures reported by other companies.
The 2012 pro forma financial information adjusts Pentair, Inc.’s historical financial information for the merger with Flow Control, additional depreciation and amortization expense related to the merger with Flow Control, and certain other items as defined in the notes to the pro forma information. Management utilizes the pro forma financial information to assess the run-rate of its continuing operations against those of prior periods without the distortion of these factors. The Company believes that these non-GAAP financial measures will be useful to investors as well to assess the continuing strength of the Company’s underlying operations.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired
Not applicable.

(b)	Pro Forma Financial Information
Not applicable.

(c)	Shell Company Transactions
Not applicable

(d)	Exhibits
The following exhibit is provided as part of the information furnished under Item 2.02 of this Current Report on Form 8-K:

Exhibit	Description
99.1	Pentair Ltd. press release dated January 28, 2014 announcing earnings results for the fourth quarter of 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on January 28, 2014.

PENTAIR LTD.
Registrant

By	/s/ John L. Stauch
John L. Stauch
Executive Vice President and Chief Financial Officer

PENTAIR LTD.
Exhibit Index to Current Report on Form 8-K
Dated January 28, 2014

Exhibit Number	Description
99.1	Pentair Ltd. press release dated January 28, 2014 announcing earnings results for the fourth quarter of 2013.